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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2003


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


             000-23265                                94-3267443
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        (Commission file Number)               (IRS Employer ID Number)


       8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code    (919) 862-1000
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Item 5.  Other Events and Regulation FD Disclosure

     Salix Pharmaceuticals, Ltd. issued a press release on May 21, 2003, announcing that results from two Colazal(R) (balsalazide disodium) studies were presented at Digestive Disease Week 2003 (DDW) in Orlando, Florida.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits

        99.1    Press Release dated May 21, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SALIX PHARMACEUTICALS, LTD.


Date: May 21, 2003             By:  /s/ Adam C. Derbyshire
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                                    Adam C. Derbyshire
                                    Vice President and Chief Financial Officer